EXHIBIT 10.1


(Multicurrency -- Cross Border)


                                   ISDA(R)
                International Swap Dealers Association, Inc.

                               MASTER AGREEMENT

                        dated as of 28 January, 2004

Northern Rock plc ("Party A")           The Bank of New York (as "Note Trustee")
                                        Granite Mortgages 04-1 plc ("Party B")
....................................and..........................................

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.   Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a) General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to
     (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:--

     (i)  in the same currency; and

     (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

     (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

          (1) promptly notify the other party ("Y") of such requirement;

          (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

          (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

          (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

               (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

               (B) the failure of a representation made by Y pursuant to
               Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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     (ii) Liability. If: --

          (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

          (2) X does not so deduct or withhold; and

          (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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(b) Absence of Certain Events. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii) any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.   Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

     (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

     (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under
     Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

     (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

     (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

     (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
     (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

     (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of(1) a default, event of default or other similar condition or event (however


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     described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

     (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
          (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
          (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

     (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

          (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

          (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

     (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

          (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

          (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

     (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

     (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

     (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

     (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6.   Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

     (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

     (ii) Transfer to Avoid Termination Event. If either an Illegality under
     Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

     If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

     Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

     (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

     (iv) Right to Terminate. If:--

          (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

          (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then


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     continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

     (i) If notice designating an Early Termination Date is given under
     Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

     (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

     (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

     (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

     (i) Events of Default. If the Early Termination Date results from an Event of Default: --

          (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of(A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

          (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

          (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

          Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

          (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

     (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

          (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

          (2) Two Affected Parties. If there are two Affected Parties: --

               (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

               (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

          If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

     (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

     (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.   Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.   Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.   Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

     (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

     (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall he entered into as soon as practicable and may he executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.  Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.  Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.  Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

     (i) if in writing and delivered in person or by courier, on the date it is delivered;

     (ii) if sent by telex, on the date the recipient's answerback is received;

     (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

     (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

     (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.  Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

     (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

     (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.  Definitions

As used in this Agreement:-- "Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or re-establishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Northern Rock plc,                  Granite Mortgages 04-1 plc,
being Party A                       being Party B

------------------------------      --------------------------------
       (Name of Party)                       (Name of Party)



By:                                 By:
   ---------------------------         -----------------------------
   Name:                               Name:
   Title:                              Title:
   Date:                               Date:


The Bank of New York,
being the Note Trustee

------------------------------
       (Name of Party)



By:
   ---------------------------
   Name:
   Title:
   Date:

                                                             (Basis Rate Swap)


From:       Northern Rock plc
            Northern Rock House
            Gosforth
            Newcastle Upon Tyne
            NE3 4PL

To:         Granite Mortgages 04-1 plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

To:         The Bank of New York
            48th Floor
            One Canada Square
            London
            E14 5AL

Attention:  Global Structured Finance (Corporate Trust)

                                                              28 January, 2004


Dear Sirs,

Confirmation - Issuer Basis Rate Swap

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) entered into between us and both of you on the date hereof as amended and supplemented from time to time (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall prevail. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Seventh Amendment Deed executed by, among others, the Note Trustee on 26 January, 2004 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on 28 January, 2004 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule. The following expressions shall have the following meanings:

The term "Transaction" as used herein shall, for the purposes of the Definitions, have the same meaning as "Swap Transaction".

Aggregate Issuer Amount means, in respect of a Payment Date, the aggregate of the Issuer Amounts calculated in respect of the Swap Determination Periods which end in the Interest Period relating to such Payment Date.

Aggregate Swap Provider Amount means, in respect of a Payment Date, the aggregate of the Swap Provider Amounts calculated in respect of the Swap Determination Periods which end in the Interest Period relating to such Payment Date.

Average Fixed Rate Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Average Flexible Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Average Mortgage Loan Balance means, in respect of a Swap Determination Period, the sum of the Average Fixed Rate Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Average Flexible Mortgage Loan Balance.

Average Variable Rate Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Blended Rate means, in respect of a Swap Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Swap SVR for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period and (iii) the Flexible Swap Rate for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Blended Spread means, in respect of a Swap Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period;
(ii) the Variable Rate Spread for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period and (iii) the Flexible Spread for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Current Issuer means Granite Mortgages 04-1 plc.

Exchange Rate means:    For the Series 1 Notes:
                        GBP1.00: USD 1.8367

                        For the Series 2 Class A1 Notes:
                        GBP 1:00: USD 1.8340

                        For the Series 2 Notes (excluding the Series 2 Class A1 Notes):
                        GBP1.00: EUR 1.45

Fixed Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or periods or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (and shall, for the avoidance of doubt, exclude Variable Rate Mortgage Loans and Flexible Mortgage Loans save for Flexible Mortgage Loans which are, at the relevant time, subject to such fixed rates of interest or such maximum rates of interest arrangements and shall also exclude any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since the immediately preceding Payment Date).

Fixed Rate Ratio means, in respect of a Swap Determination Period, the Average Fixed Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Fixed Rate Spread means 0.00% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Flexible Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio that typically incorporate features that give the borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account, and/or to overpay or underpay interest and principal in a given month and/or to take a payment holiday (and shall, for the avoidance of doubt, exclude: (i) Flexible Mortgage Loans which are, at the relevant time, subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (which shall, for such fixed period, constitute Fixed Mortgage Loans); and (ii) Variable Rate Mortgage Loans).

Flexible Ratio means, in respect of a Swap Determination Period, the Average Flexible Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Flexible Spread means 1.55% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Flexible Swap Rate means, in respect of a Swap Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Swap Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans as at the start of business on the first day of such Swap Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Flexible Mortgage Loans as at that date), as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Funding means Granite Finance Funding Limited.

Interest Period means in relation to the Current Issuer Notes a period from (and including) a Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

Issuer Amount means, in respect of a Swap Determination Period, an amount in Sterling equal to the amount produced by applying the Blended Rate for the Swap Determination Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Swap Determination Period, divided by 365.

Monthly Calculation Date means the twentieth day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

Monthly Calculation Period means, in respect of any Swap Provider Amount and/or any Issuer Amount, the period from (and including) the Closing Date to (but excluding) the next following Monthly Calculation Date and thereafter from (and including) one Monthly Calculation Date to (but excluding) the next Monthly Calculation Date.

Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Notes means the Current Issuer Notes.

Notional Amount means, in respect of any Swap Determination Period, an amount in Sterling equal to (a) the aggregate Principal Amount Outstanding of the Notes (converted to GBP at the applicable Exchange Rate in the case of Notes denominated in USD or in EUR) on the Payment Date occurring in the Swap Determination Period (or, if none, on the Payment Date immediately preceding such Swap Determination Period), or, in respect of the Swap Determination Periods ending in the first Interest Period, the aggregate Principal Amount Outstanding of the Notes on the Closing Date (converted into GBP at the applicable Exchange Rate in the case of Notes denominated in USD or EUR) minus
(b) the balance of the Principal Deficiency Ledger on such Payment Date as determined after taking account of any changes made on such date to the balance of the Principal Deficiency Ledger (converted to GDP at the applicable Exchange Rate in the case of the Principal Deficiency Ledger entries in USD or in EUR) minus (c) the aggregate outstanding principal balance on such Payment Date of any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since such Payment Date.

Payment Date means the twentieth day of March, June, September and December in each year or, if such day is not a Business Day, the next succeeding Business Day, beginning in March 2004.

Principal Deficiency Ledger means the Issuer Principal Deficiency Ledger of such name maintained for the Current Issuer by the Cash Manager pursuant to the Current Issuer Cash Management Agreement.

Reference Lenders means Abbey National plc, Alliance & Leicester plc, Woolwich plc, HBOS plc, Lloyds TSB Bank plc, National Westminster Bank Plc and Bradford and Bingley plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and Reference Lender means any one of them.

Swap Determination Date means the first Business Day of any calendar month.

Swap Determination Period means the period from (and including) the Closing Date to (but excluding) the first Swap Determination Date and thereafter from (and including) one Swap Determination Date to (but excluding) the next Swap Determination Date.

Swap Provider Amount means, in respect of a Swap Determination Period, an amount in Sterling which is equal to the amount produced by applying a rate equal to the Three Month LIBOR applicable to the Interest Period in which such Swap Determination Period ends plus the Blended Spread for the Swap Determination Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in the Monthly Calculation Period in which such Swap Determination Period ends, divided by 365.

Three Month LIBOR means, in respect of an Interest Period, the London Interbank Offered Rate for three-month Sterling deposits for such Interest Period (as determined by the Agent Bank in accordance with Condition 4 of the Current Issuer Notes and notified to the parties on the Payment Date on which the relevant Interest Period began); provided however that for the first Interest Period such rate shall be interpolated as set forth in Condition 4.

Variable Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to a rate of interest which at any time may be varied in accordance with the relevant Mortgage Conditions (and shall, for the avoidance of doubt, exclude Fixed Rate Mortgage Loans and Flexible Mortgage Loans).

Variable Rate Ratio means, in respect of a Swap Determination Period, the Average Variable Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Variable Rate Spread means 1.75% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Variable Rate Swap SVR means, in respect of a Swap Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Swap Determination Period after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

Weighted Average Fixed Rate means, in respect of a Swap Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans as at the start of business on the first day of such Swap Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Fixed Rate Mortgage Loans as at that date) as notified by the Cash Manager to the Calculation Agent in accordance with the provisions of the Cash Management Agreement.

1. This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Confirmation relates are as follows:

      Party A:          Northern Rock plc

      Party B:          Granite Mortgages 04-1 plc

      Trade Date:       21 January, 2004

      Effective Date:   28 January, 2004

      Termination       Date: The earlier of (i) the Payment Date falling in
                        March 2044, and (ii) the date on which the outstanding principal balance of the Notes is reduced to zero.

      Business Day
      centers
      for all Payments: London

      Calculation of
      Amounts: On the Swap Determination Date immediately preceding each Payment Date, the Calculation Agent shall calculate the Aggregate Swap Provider Amount for such Payment Date and the Aggregate Issuer
                        Amount for such Payment Date, and forthwith notify Party A, Party B, the Cash Manager and the Current Issuer Cash Manager of the amounts so determined and of the net amount determined as set out below.

                        Notwithstanding any other provision of this Confirmation, if on any date (i) additional Mortgage Loans are added to the Mortgage Portfolio or (ii) Funding draws down a new intercompany loan (any such date, a "New Loan Date"), then the Calculation Agent may make any adjustments it deems appropriate to the Average Fixed Rate Mortgage Loan Balance, the Average Flexible Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Weighted Average Fixed Rate for the Swap Determination Period in which such New Loan Date occurs in order to reflect the addition of such Mortgage Loans.

      Payments:         If in relation to any Payment Date:

                        (i) the Aggregate Swap Provider Amount for such Payment Date exceeds the Aggregate Issuer Amount for such Payment Date, Party A shall pay the amount of such excess to Party B on such Payment Date;

                        (ii) the Aggregate Issuer Amount for such Payment Date exceeds the Aggregate Swap Provider Amount for such Payment Date, Party B shall pay the amount of such excess to Party A on such Payment Date;

                        (iii) the Aggregate Swap Provider Amount for such
                              Payment Date is equal to the Aggregate Issuer Amount for such Payment Date, no amount shall be due and payable by either party hereunder in relation to such Payment Date.

      Calculation
      Agent: Northern Rock plc acting in its capacity of Administrator pursuant to the Administration Agreement or of Cash Manager pursuant to the Cash Management Agreement, as the case may be.

3. In relation to Part 5(f) of the Agreement, in the case of a redemption in full of the Notes pursuant to Condition 5(F) of the terms and conditions of the Notes, "Market Quotation" in respect of the Terminated Transactions shall be determined based on the anticipated rate of reduction in the Notional Amount had such redemption not occurred.

4.    Account Details:

      Payments to Party A:      Bank:             Northern Rock plc
                                Account Name:     Northern Rock Group
                                                  Treasury
                                Sort Code:        30-00-59
                                Reference:        Granite Mortgages 04-1 plc

      Payments to Party B:      Bank:             Citibank N.A.
                                Account Name:     Granite Mortgages 04-1 plc
                                Account Number:   10141631
                                Sort Code:        18-50-08
                                Reference:        Northern Rock plc

5. Notice Details:

      Party A:                  Northern Rock plc

      Address:                  Northern Rock House
                                Gosforth
                                Newcastle upon Tyne
                                NE3 4PL

      Facsimile Number:         0191-279-4694

      Attention:                Treasury Settlements Manager

      Party B:                  Granite Mortgages 04-1 plc

      Address:                  Fifth Floor
                                100 Wood Street
                                London
                                EC2V 7EX

      With a copy to:           Northern Rock plc
                                Northern Rock House
                                Gosforth
                                Newcastle upon Tyne
                                NE3 4PL

      Facsimile Number:         0191-279-4694

      Attention:                Keith M. Currie

      With a copy to the
      Note Trustee:             The Bank of New York

      Address:                  One Canada Square
                                48th Floor

                                London
                                E14 5AL

      Facsimile Number:         0207 964 6262

      Attention:                Global Structured Finance
                                (Corporate Trust)

6.    Miscellaneous

      Notwithstanding any other provision of this Confirmation, if on any date Funding draws down a new intercompany loan, then to reflect prevailing market conditions, provided the Rating Agencies have confirmed that the then current ratings by the Rating Agencies of the existing Notes of any Issuer, Party A may, by notice in writing to Party B and to the Note Trustee on such date, make any adjustments it deems appropriate to the Fixed Rate Spread, the Floating Rate Spread and the Variable Rate Spread (or any of them) for the Swap Determination Period in which such date occurs and for all Swap Determination Periods occurring after such date.

Yours faithfully,

NORTHERN ROCK PLC

By:



Name:

Title:





Confirmed as of the date first written:

GRANITE MORTGAGES 04-1 PLC

By:



Name:

Title:



THE BANK OF NEW YORK
  as Note Trustee

By:



Name:



                                                              (Basis Rate Swap)

                                   SCHEDULE
                                    to the
                               Master Agreement

                             dated as of [o], 2004

between

(1)     NORTHERN ROCK PLC ("Party A");

(2)     GRANITE MORTGAGES 04-2 plc ("Party B"); and

(3) THE BANK OF NEW YORK (as Note Trustee and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(c) and (h) and undertaking the obligations in Part 5(k)(vii) of the Schedule to this Agreement).

Part 1. Termination Provisions

(a)     "Specified Entity" means in relation to Party A for the purpose of:-

        Section 5(a)(v), none

        Section 5(a)(vi), none

        Section 5(a)(vii), none

        Section 5(b)(iv), none

        and in relation to Party B for the purpose of:-

        Section 5(a)(v), none

        Section 5(a)(vi), none

        Section 5(a)(vii), none

        Section 5(b)(iv), none

(b)     "Specified Transaction" will have the meaning specified in Section 14.

(c) The "Cross Default" provisions of Section 5(a)(vi), will [not] apply to Party A and will not apply to Party B.

(d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:-

(i)     Market Quotation will apply.

(ii)    The Second Method will apply.

(g)     "Termination Currency" means Sterling.

Part 2. Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Representations. For the purposes of Section 3(f) of the Agreement, Party A makes the representation specified below (the "Additional Tax Representation").

        (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency; or

        (ii) it is resident in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

(c) Additional Termination Event. The Additional Tax Representation proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "Affected Transaction" for the purposes of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. The Affected Party shall be Party A only.

Part 3. Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:-

(a)     Tax forms, documents or certificates to be delivered are:-

        Party required       Form/Document/      Date by which to be delivered
        to deliver           Certificate
        document

                           None

(b)     Other documents to be delivered are:-

        Party required   Form/Document/    Date by which       Covered by
        to deliver       Certificate       to be delivered     Section 3(d)
        document                                               Representation

        Party A and    Appropriate         On signing of       Yes
        Party B        evidence of its     this Agreement
                       signatory's
                       Authority

        Party B        Certified copy of   On signing of       No
                       board resolution    this Agreement

        Party A        Legal  opinion  of  On signing of       No
                       counsel to Party B  this Agreement

Part 4. Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:-

        Address for notices or communications to Party A:-

        Address:          Northern Rock House
                          Gosforth
                          Newcastle upon Tyne
                          NE3 4PL

        Attention:        Senior Manager, Treasury Settlement

        Facsimile No.:    0191 279 4694

        Address for notices or communications to Party B:-

        Address:          Granite Mortgages 04-2 plc
                          Fifth Floor
                          100 Wood Street
                          London
                          EC2V 7EX

        With a copy to:   Northern Rock plc
                          Northern Rock House
                          Gosforth
                          Newcastle upon Tyne
                          NE3 4PL

        Attention:        Keith M. Currie

        Facsimile No.:    0191 279 4694

        With a copy to the Note Trustee:-

        Address:          The Bank of New York
                          One Canada Square
                          48th Floor
                          London
                          E14 5AL

        Attention:        Corporate Trust (Global Structured Finance)

        Facsimile No.:    020 7364 6555

(b)     Process Agent. For this purpose of Section 13(c) of this Agreement:-

        Party A appoints as its Process Agent:  None.

        Party B appoints as its Process Agent:  None.

(c)     Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)     Multibranch Party. For the purpose of Section 10(c) of this
        Agreement:-

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent shall be as specified in each Confirmation.

(f)     Credit Support Document. Details of any Credit Support Document:-

        In respect of Party A:      None.

        In respect of Party B:      None.

(g)     Credit Support Provider.

        Credit Support Provider means in relation to Party A, none.

        Credit Support Provider means in relation to Party B, none.

(h) Governing Law. This Agreement will be governed by and construed in accordance with English law.

(i) Netting of Payments. Sub-paragraph (ii) of Section 2(c) of this Agreement will not apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

Part 5. Other Provisions

(a)     Definitions and Interpretation

        Capitalised terms used in this Agreement shall, except where the context otherwise requires and save where otherwise defined in this Agreement, bear the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Eighth Amendment Deed executed by, among others, the Note Trustee on [o] May, 2004 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [o] May, 2004 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

(b)     No Set-Off

        (i) All payments under this Agreement shall be made without set-off or counterclaim, except as expressly provided for in
                Section 6. For the avoidance of doubt, Section 2(c) shall not be affected by this provision.

        (ii) Section 6(e) shall be amended by the deletion of the following sentence; "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off and the provisions of section 2(c)."

(c)     Security Interest

        Notwithstanding Section 7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Note Trustee (or any successor thereto) pursuant to and in accordance with the Current Issuer Deed of Charge and acknowledges notice of such assignment. Each of the parties hereby confirms and agrees that the Note Trustee shall not be liable for any of the obligations of Party B hereunder.

(d)     Disapplication of certain Events of Default

        Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), [(4)],(5),(6),(7) and (9) and Section
        5(a)(viii) will not apply in respect of Party B.

        Section 5(a)(vii)(8) will not apply to Party B to the extent that it applies to Section 5(a)(vii)(2),[(4)],(5),(6),(7) and (9).

(e)     Disapplication of certain Termination Events

        The "Tax Event" and "Tax Event Upon Merger" provisions of Section 5(b)(ii) and 5(b)(iii) will not apply to Party A or to Party B.

(f)     Additional Termination Event

        The following shall constitute Additional Termination Events with respect to Party B:

        "Note Enforcement Notice. The Note Trustee serves a Note Enforcement Notice on Party B (in which case Party B shall be the Defaulting Party)."

        "Redemption and Prepayment of Current Issuer Notes. The Current Issuer serves a notice pursuant to Condition 5(F) of the terms and conditions of the Current Issuer Notes (in which case Party B shall be the sole Affected Party and all Transactions shall be Affected Transactions)."

(g)     Northern Rock plc as Party B's Agent

        Party B hereby declares that pursuant to the Current Issuer Cash Management Agreement it has appointed Northern Rock plc to act as its agent for the purpose, inter alia, of the operation of this Agreement and dealing with payments hereunder. Accordingly, unless and until written notice is received by Party A from the Note Trustee that such appointment has been terminated, Party A shall be entitled to treat all communications and acts relating to this Agreement received from or carried out by Northern Rock plc as agent for Party B under the Current Issuer Cash Management Agreement as being those of Party B and Party B hereby agrees to ratify and confirm the same.

(h)     Security, Enforcement and Limited Recourse

(i) Party A agrees with Party B and the Note Trustee to be bound by the terms of the Current Issuer Deed of Charge and the Current Issuer Cash Management Agreement and, in particular, confirms that: (i) save as otherwise expressly set out in the Current Issuer Cash Management Agreement or, as applicable, the Current Issuer Deed of Charge, no sum shall be payable by or on behalf of Party B to it except in accordance with the Current Issuer Priority of Payments as set out in the

        Current Issuer Cash Management Agreement or, as applicable, the Current Issuer Deed of Charge (as the same may be amended from time to time); and (ii) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B except as provided in the Current Issuer Deed of Charge.

        (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it shall have recourse only to sums available to Party B for the purpose of making payments to Party A in accordance with the relevant Current Issuer Priority of Payments, the Current Issuer Cash Management Agreement and/or, as applicable the Current Issuer Deed of Charge.

(i)     Reserved

(j)     Authorised Person

        For the purposes of Section 3 of this Agreement, Party A represents to Party B (which representation will be deemed to be repeated by Party A on each date on which a Transaction is entered into and throughout the course of any Transaction) that it is an authorised person for the purposes of the Financial Services and Markets Act 2000.

(k) Ratings Downgrade of Party A - Standard & Poor's Rating Services, a division of The McGraw-Hill Companies Inc. ("S&P")

        (i)     Initial S&P Note Downgrade Event

                Party A will, on a reasonable efforts basis within 30 days of the occurrence of an Initial S&P Note Downgrade Event, at its own cost attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time.

                In the event that Party A is unable to make such transfer within such 30 day period, then it will continue, on a reasonable efforts basis, to attempt to make such transfer and pending such transfer, Party A will, on a reasonable efforts basis and at its own cost either:

                (A) put in place an appropriate mark-to-market collateral agreement, (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement provided that (x) Party A shall be deemed to have satisfied the requirements of S&P if the Collateral Amount is determined on a basis which is no more onerous than the S&P Criteria (as defined below) and (y) the Collateral Amount shall not be required to exceed such amount as would be required (in accordance with the S&P Criteria) to restore the rating of the Notes to the level they would have been at immediately prior to such downgrading; or

                (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt obligations are rated at least as high as "A-1" (or its equivalent) by S&P or such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time; or

                (C) take such other action as Party A may agree with S&P as will result in the rating of the Notes then outstanding following the taking of such action being rated no lower than the rating of the Notes immediately prior to such downgrade.

                If any of Parts 5(k)(i)(B) or 5(k)(i)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to Part 5(k)(i)(A) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

        (ii)    [Subsequent S&P Note Downgrade Event

                Party A shall, within 30 days of the occurrence of a Subsequent S&P Note Downgrade Event, at its own cost either:

                (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt rating is at least ["A-1+"] from S&P or such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time;

                (B) take such other action as Party A may agree with S&P as will result in the rating of the Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Note Downgrade Event; or

                (C) procure another person to become a co-obligor or guarantor in respect of the obligations of Party A with respect to this Agreement, provided that such co-obligor or guarantor has a short-term, unsecured and unsubordinated debt rating of at least ["A-1+"] from S&P or such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time, and, if, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to
                Part 5(k)(i)(A) above following an Initial S&P Note Downgrade Event, it will continue to post collateral notwithstanding the occurrence of a

                Subsequent S&P Note Downgrade Event until such time as any of Parts 5(k)(ii)(A), (k)(ii)(B) or (k)(ii)(C) above have been satisfied.

                If any of Parts 5(k)(ii)(A), (k)(ii)(B) or (k)(ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to
                Part 5(k)(i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.]

        (iii)   Additional Termination Events

                If Party A does not take any of the measures described in Part 5(k)(i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the 30th day following the Initial S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                [If, at the time a Subsequent S&P Note Downgrade Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to Part 5(k)(i)(A) above and fails to continue to post collateral pending compliance with any of Parts 5(k)(ii)(A), (ii)(B) or
                (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the 10th day following such Subsequent S&P Note Downgrade Event and the 30th day following the Initial S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by Part 5(k)(ii) above and notwithstanding Section 5(a)(ii), Party A does not take any of the measures described in Parts 5(k)(ii)(A), (ii)(B) or (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the 30th day following the Subsequent S&P Note Downgrade Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.]

                Each Additional Termination Event described in this Part 5(k)(ii) shall, on its occurrence, constitute a "Downgrade Termination Event".

        (iv)    S&P Definitions

                For the purposes of this Part 5(k):

                "Collateral Amount" means the amount of collateral agreed to be provided in the form of cash and/or securities;

                "S&P Criteria" means the criteria published on 17 December 2003 as amended in June 2000 which enable entities rated lower than a specified level to participate in structured finance transactions which, through collateralisation, are rated at a higher level;

                an "Initial S&P Note Downgrade Event" will occur where:

                (a) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "A-1 "(or its equivalent) by S & P; and

                (b) as a result of such cessation, the then current rating of the Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade.

                [a "Subsequent S&P Note Downgrade Event" will occur where:

                (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "[ ]"(or its equivalent) by S & P; and

                (b) as a result of such cessation, the then current rating of the Notes may, in the reasonable opinion of S&P, be downgraded or placed under review for possible downgrade.]

(l)     Ratings Downgrade of Party A - Moody's Investors Service Limited
        ("Moody's")

        (i)     Initial Moody's Note Downgrade Event

                Following the occurrence of an Initial Moody's Note Downgrade Event, Party A shall, on a reasonable efforts basis and at its own cost, attempt to:

                (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Initial Moody's Note Downgrade Event; or

                (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Initial Moody's Note Downgrade Event; or

                (C) take such other action as Moody's shall confirm to Party A will remedy an Initial Moody's Note Downgrade Event.

        (ii)    Initial Moody's Note Downgrade Event - Collateral Requirements

                Pending compliance with any of Parts 5(l)(i)(A), (l)(i)(B) or
                (l)(i)(C) above, Party A will, at its own cost within 30 days of the occurrence of such downgrade, put in place a mark-to-market collateral agreement in a form and substance acceptable to

                Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with Moody's Criteria (or such other amount as may be agreed with Moody's).

                If any of Parts 5(l)(i)(A), (l)(i)(B), and (l)(i)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this Part 5(k)(ii) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

        (iii)   Subsequent Moody's Note Downgrade Event

                Party A shall, within 30 days of the occurrence of a Subsequent Moody's Note Downgrade Event, on a reasonable efforts basis and at its own cost, attempt to:

                (A) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party in relation to whom Moody's has confirmed that there would be no Subsequent Moody's Note Downgrade Event; or

                (B) procure another person to become co-obligor in respect of the obligations of Party A under this Agreement. Such co-obligor may be either (x) a person with the Required Ratings domiciled in the same legal jurisdiction as Party A or Party B, or (y) a person in relation to whom Moody's has confirmed that there would be no Subsequent Moody's Note Downgrade Event; or

                (C) take such other action as Moody's shall confirm to Party A will remedy a Subsequent Moody's Note Downgrade Event.

                In the event that Party A is unable to comply with either Part 5(l)(iii)(A), (l)(iii)(B) or (l)(iii)(C) within such 30 day period then it will continue, on a best efforts basis, to comply with the same.

        (iv)    Subsequent Moody's Note Downgrade Event - Collateral
                Requirements

                Pending compliance with Parts 5(l)(iii)(A), (l)(iii)(B) or
                (l)(iii)(C), Party A will, within 10 days of the occurrence of a Subsequent Moody's Note Downgrade Event, at its own cost put in place a mark-to-market collateral agreement in a form and substance acceptable to Moody's (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with Moody's Criteria (or such other amount as may be agreed with Moody's).

                If any of Parts 5(l)(iii)(A), (l)(iii)(B) or (l)(iii)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this Part 5(l)(iv) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

        (v)     Additional Termination Events and Events of Default

                If Party A does not take the measures described in 5(l)(ii) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the 30th day following an Initial Moody's Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                If Party A does not take the measures described in Part 5(l)(iv) above such failure shall give rise to an Event of Default with respect to Party A and shall be deemed to have occurred on the 10th day following a Subsequent Moody's Note Downgrade Event (or, if Party A has put in place a collateral agreement in accordance with the requirements of Part 5(l)(ii)) above, such Event of Default shall be deemed to have occurred on the 10th day following such Subsequent Moody's Note Downgrade Event) with Party A as the sole Defaulting Party. Further, it shall constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of Part 5(l)(iv), Party A has failed, having applied reasonable efforts, to comply with any of Parts 5(l)(iii)(A), 5(l)(iii)(B) or 5(l)(iii)(C) and such Additional Termination Event shall be deemed to have occurred on the [30th] day following such Subsequent Moody's Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                Each Additional Termination Event described in this Part 5(l)(v) shall, on its occurrence, constitute a "Downgrade Termination Event".

        (vi)    Moody's Definitions

                For the purposes of this Part 5(l):

                "Collateral Amount" means the amount of collateral agreed to be provided in the form of cash and/or securities;

                an "Initial Moody's Note Downgrade Event" will occur where:

                (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "A2" (or its equivalent) by Moody's; or

                (b) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's;

                a "Subsequent Moody's Note Downgrade Event" will occur where

                (a) the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "A3" (or its equivalent) by Moody's; or

                (b) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) and, if relevant, any Credit Support Provider of Party A, cease to be rated at least as high as "Prime-2" (or its equivalent) by Moody's;

                "Moody's Criteria" means that the Collateral Amount shall not exceed an amount equal to 102 per cent. of the mark-to-market value (updated weekly) of the outstanding Transactions as determined by Party A in good faith from time to time provided that:

                (a) if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "A2" (or its equivalent) by Moody's or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated at least as high as "Prime-1" (or its equivalent) by Moody's then the applicable Collateral Amount shall equal the sum of:

                        (i) an amount equal to 102 per cent. of the mark-to-market value (updated weekly) of the outstanding Transactions determined by Party A in good faith from time to time (for the avoidance of doubt, taking into account, inter alia, expected future prepayment rates); and

                        (ii)    the sum of:

                                (A)     the aggregate of the amounts
                                        determined in respect of each class of
                                        Notes, equal to the principal amount
                                        outstanding of that class of Notes
                                        multiplied by the weighted average
                                        life of that class of Notes as at the
                                        date of the determination (expressed
                                        in days), divided by 365 (such
                                        aggregate, the "Buffer Notional")
                                        multiplied by the product of 0.20 per
                                        cent. and the Fixed Rate Ratio; and

                                (B) the Buffer Notional multiplied by the product of 0.10 per cent. and the sum of the Variable Rate Ratio and the Flexible Ratio;

                (b) if the long-term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated as high as "A3" (or its equivalent) by Moody's or the short term, unsecured and unsubordinated debt obligations of Party A (or its successor) cease to be rated as high as "Prime-2" (or its equivalent) by Moody's then the applicable Collateral Amount shall equal the sum of:

                        (i) an amount equal to 102 per cent. of the mark-to-market value (updated weekly) of the outstanding Transactions determined by Party A in good faith from time to time (for the avoidance of doubt, taking into account, inter alia, expected future prepayment rates and assuming that the Issuer will not exercise its option to redeem the Notes on the Step-up
                                Date); and

                        (ii)    the sum of:

                                (A) the Buffer Notional multiplied by the product of 0.40 per cent. and the Fixed Rate Ratio; and

                                (B) the Buffer Notional multiplied by the product of 0.20 per cent. and the sum of the Variable Rate Ratio and the Flexible Ratio.

                In relation to (l)(ii) and (l)(iii) above Party A will, upon receipt of reasonable notice from Moody's, demonstrate to Moody's the calculation by it of the mark-to-market value of the outstanding Transactions. In relation to (l)(iv) above Party A will, at its own cost, upon receipt of reasonable notice from Moody's, arrange an audit by the Auditor of the methodology used by Party A in the calculation of the mark-to-market value of the outstanding Transactions.

                Party A will calculate the weighted average life of the Notes using the assumptions referred to in the Offering Circular under the headings "Maturity and Prepayment Considerations" (as amended herein), provided that (x) such assumptions shall reflect the then current expectations of the Issuer and/or be based upon such circumstances as Party A may, in good faith, determine applicable; and (y) in relation to the calculation of the Buffer Notional under part (b) of the definition of the Moody's Criteria, it shall be assumed that the Issuer will not exercise its option to redeem the Notes on the Step-up Date.

                "Required Ratings" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as "Prime-1" by Moody's and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as "A1", or such other ratings as may be agreed with Moody's from time to time.

        (m)     Ratings Downgrade of Party A - Fitch Ratings Ltd ("Fitch")

                (i)     Initial Fitch Note Downgrade Event

                        Party A will, on a reasonable efforts basis, within 30 days of the occurrence of an Initial Fitch Note Downgrade Event, at its own cost, either:-

                (A) attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time; or

                (B) put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch); or

                (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time; or

                (D) take such other action as Party A may agree with Fitch as will result in the rating of the Notes then outstanding being maintained.

        (ii)    Subsequent Fitch Note Downgrade Event

                Party A will, on a reasonable efforts basis, within 30 days of the occurrence of a Subsequent Fitch Note Downgrade Event, at its own cost, either:

                (A) attempt to transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time; or

                (B) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt ratings are rated at least as high as "F1" (or its equivalent) by Fitch or such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time; or

                (C) take such other action as Party A may agree with Fitch as will result in the rating of the Notes then outstanding being maintained.

        (iii)   Subsequent Fitch Note Downgrade Event - Collateral
                Requirements

                Pending compliance with Parts 5(m)(ii), (m)(ii)(B) or
                (m)(ii)(C), Party A will at its own cost put in place an appropriate mark-to-market collateral agreement (which may be based on the credit support documentation published by ISDA, or otherwise, and relates to collateral in the form of cash or securities or both) in support of its obligations under this Agreement which complies with the Fitch Criteria (or such other amount as may be agreed with Fitch).

                If any of Parts 5(m)(ii)(A), (m)(ii)(B) or (m)(ii)(C) are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to this Part 5(m)(iii) will be retransferred to Party A and Party A will not be required to transfer any additional collateral.

        (iv)    Additional Termination Events

                If Party A does not take any of the measures described in Part 5(m)(i) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the 30th day following such Initial Fitch Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                If Party A does not take the measures described in Parts 5(m)(ii)(A), 5(m)(ii)(B), 5(m)(ii)(C) or 5(m)(ii)(D) above such failure shall not be or give rise to an Event of Default but shall constitute an Additional Termination Event with respect to Party A and shall be deemed to have occurred on the 30th day following such Subsequent Fitch Note Downgrade Event with Party A as the sole Affected Party and all Transactions shall be Affected Transactions.

                Each Additional Termination Event described in this Part 5(m)(iv) shall, on its occurrence, constitute a "Downgrade Termination Event".

        (v)     Fitch Definitions

                For the purposes of this Part 5(m):

                "Collateral Amount" means the amount of collateral agreed to be provided in the form of cash and/or securities;

                an "Initial Fitch Note Downgrade Event" will occur where:

                (a) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor or assignee) cease to be rated at least as high as "F1" (or its equivalent) by Fitch; and

                (b) as a result of such downgrade the then current rating of the Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade;

                a "Subsequent Fitch Note Downgrade Event" will occur where:

                (a) the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support Provider of Party A cease to be rated at least as high as "F2" (or its equivalent) by Fitch; and

                (b) as a result the then current rating of the Notes may in the reasonable opinion of Fitch be downgraded or placed on credit watch for possible downgrade;

                "Fitch Criteria" means the Collateral Amount shall equal the sum of:

                (i) the product of 100 per cent. multiplied by the mark-to-market value of the outstanding Transactions determined by Party A in good faith from time to time; and

                (ii)    the sum of:

                        (A) the current aggregate notional amount of the outstanding Transactions multiplied by the product of 2.50 per cent. and the Fixed Rate Ratio; and

                        (B) the current aggregate notional amount of the outstanding Transactions multiplied by the product of 1.25 per cent. and the sum of the Variable Rate Ratio and the Flexible Ratio.

(n)     Collateral Requirements - Party B and the Note Trustee

                Each of Party B and the Note Trustee shall use their reasonable endeavours to co-operate with Party A in putting in place such credit support documentation, including agreeing to such arrangements in such documentation as may satisfy S&P, Moody's and Fitch with respect to the operation and management of the collateral (subject always to provisos (x) and (y) in Part 5(k)(i)(A), (l)(i)(A), (l)(i)(B), (l)(iii)(A) and
                (l)(iii)(B) above) and entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(o)     Additional Representation

        Section 3 is amended by the addition at the end thereof of the following additional representations:

        (i) "(g)" No Agency. It is entering into this Agreement and each Transaction as principal and not as agent of any person."

        (ii) The following additional representation shall be given by Party A only:

                "(h) Pari Passu. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(p)     Recording of Conversations

        Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties.

(q)     Relationship between the parties

        The Agreement is amended by the insertion after Section 14 of an additional Section 15, reading in its entirety as follows:

        "15. Relationship between the parties

        Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

        (i) Non Reliance. It is acting for its own account, and it has made its own decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

        (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

        (iii) Status of Parties. The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction."

(r)     Tax

        The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

        "(d)    Deduction or Withholding for Tax

        (i)     Requirement to Withhold

                All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "Deducting Party"):

                (A) will promptly notify the other party ("Y") of such requirement;

                (B) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (C) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (D) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "Gross Up Amount") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required.

        (ii)    Liability

        If:

                (A) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax in respect of payments under this Agreement; and

                (B)     X does not so deduct or withhold; and

                (C) a liability resulting from such Tax is assessed directly against X,

        then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "Liability Amount") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability

        (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties).

        (iii)   Tax Credit etc.

        (a) Where Party A pays an amount in accordance with Section 2(d)(i)(D) or Section 2(d)(ii)(C) above, Party B undertakes as follows:

                (1) To the extent that Party B obtains any Tax credit, allowance, set-off or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment or in the case of Section 2(d)(ii)(C) the amount to be assessed ("Tax Credit"), it shall pay to Party A on the next Payment Date after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required or the amount had not so been assessed;

                (2) The "cash benefit" shall, in the case of credit, allowance or set-off, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in (1) above but for the obtaining by it of the said Tax credit, allowance or set-off and, in the case of a repayment, shall be the amount of the repayment together, in either case, with any related interest or similar payment obtained by Party B; and

                (3) It will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it shall be the sole judge of the amount of any such Tax Credit and of the date on which the same is received and shall not be obliged to disclose to Party A any information regarding its tax affairs or tax computations save that Party B shall, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received.

                        The definition of "Indemnifiable Tax" in Section 14 shall be deleted and the following shall be substituted therefor:

                        ""Indemnifiable Tax" means any Tax."

(s)     Change of Account

        Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

        "; provided that such new account shall be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short term unsecured, unsubordinated and unguaranteed debt obligation rating of at least P-1 (in the case of Moody's) and A-1+ (in the case of S&P)."

(t)     Condition Precedent

        Section 2(a)(iii) shall be amended by the deletion of the words "a Potential Event of Default" in respect of conditions precedent to the obligations of Party A only.

(u)     Representations

        (i) Section 3(a)(v) shall be amended by the addition of the words "(with the exception of Section 11 insofar as it relates to any Stamp Tax)" after the words "this Agreement".

        (ii) Section 3(b) shall be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(v)     Contracts (Rights of Third Parties) Act 1999

        A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

(w) Calculations if an Early Termination Date occurs as a result of an Event of Default or Additional Termination Event where Party A is the Defaulting Party or the sole Affected Party.

        Subject to compliance with Clause 15.3(k) (Basis Rate Swap Agreement) of the Current Issuer Deed of Charge, upon the occurrence of an Event of Default or an Additional Termination Event with respect to Party A, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination Date) to proceed in accordance with
        Section 6 of the Agreement subject to the following:

        (i) For the purposes of Clause 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

        (ii) The following amendments shall be deemed to be made to the definitions of "Market Quotation":

                (a) the word "firm" shall be added before the word "quotations" in the second line; and

                (b) the words "provided that the documentation relating thereto is either the same as this Agreement and the existing confirmations hereto (and the long-term unsecured and unsubordinated debt obligations of the Reference

                        Market-maker are rated not less than "AA-" by S&P, "A1" by Moody's and "AA-" by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating (by another Rating Agency) that is acceptable to such Rating Agency) or the Rating Agencies have confirmed in writing such proposed documentation will not adversely impact the ratings of the Notes" shall be added after "agree" in the sixteenth line; and

                (c) the last sentence shall be deleted and replaced with the following:

                        "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be either (a) the lower of the two quotations where there would be a sum payable by Party A to Party B, or (b) the higher of the two quotations where there would be a sum payable by Party B to Party
                        A. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined."

(iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the Agreement:

        (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to (iii)(C) below;

        (B) Party A shall, for the purposes of Section 6(e), be permitted to obtain quotations from Reference Market-makers; and

        (C) If no quotations have been obtained within 10 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined.

(iv)    Party B will be deemed to have discharged its obligations under
        (iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain quotations from Reference Market-makers and Party A agrees to act in accordance with such request.

(v) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

9




                                                             (Basis Rate Swap)

From:       Northern Rock plc
            Northern Rock House
            Gosforth
            Newcastle Upon Tyne
            NE3 4PL

To:         Granite Mortgages 04-2 plc
            Fifth Floor
            100 Wood Street
            London
            EC2V 7EX

Attention:  Securitisation Team, Risk Operations

To:         The Bank of New York
            48th Floor
            One Canada Square
            London
            E14 5AL

Attention:  Global Structured Finance (Corporate Trust)

                                                                     [o], 2004


Dear Sirs,

Confirmation - Issuer Basis Rate Swap

The purpose of this letter is to confirm the terms and conditions of the swap transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter constitutes a "Confirmation" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) entered into between us and both of you on the date hereof as amended and supplemented from time to time (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps & Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation shall prevail. Any terms not otherwise defined herein or in the Definitions shall have the meanings given to them in the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Eighth Amendment Deed executed by, among others, the Note Trustee on [ ] May, 2004 and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on [ ] May, 2004 (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule. The following expressions shall have the following meanings:

The term "Transaction" as used herein shall, for the purposes of the Definitions, have the same meaning as "Swap Transaction".

Aggregate Issuer Amount means, in respect of a Payment Date, the aggregate of the Issuer Amounts calculated in respect of the Swap Determination Periods which end in the Interest Period relating to such Payment Date.

Aggregate Swap Provider Amount means, in respect of a Payment Date, the aggregate of the Swap Provider Amounts calculated in respect of the Swap Determination Periods which end in the Interest Period relating to such Payment Date.

Average Fixed Rate Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Fixed Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the Cash Management Agreement.

Average Flexible Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Flexible Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Average Mortgage Loan Balance means, in respect of a Swap Determination Period, the sum of the Average Fixed Rate Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Average Flexible Mortgage Loan Balance.

Average Variable Rate Mortgage Loan Balance means, in respect of a Swap Determination Period, an amount equal to the sum of the aggregate of the outstanding current balances of the Variable Rate Mortgage Loans at the start of business on the first day of such Swap Determination Period as notified to the Calculation Agent by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Blended Rate means, in respect of a Swap Determination Period, a rate of interest equal to the sum of (i) the Weighted Average Fixed Rate for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Swap SVR for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period and (iii) the Flexible Swap Rate for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Blended Spread means, in respect of a Swap Determination Period, a percentage equal to the sum of (i) the Fixed Rate Spread for such Swap Determination Period multiplied by the Fixed Rate Ratio for such Swap Determination Period; (ii) the Variable Rate Spread for such Swap Determination Period multiplied by the Variable Rate Ratio for such Swap Determination Period and (iii) the Flexible Spread for such Swap Determination Period multiplied by the Flexible Ratio for such Swap Determination Period.

Current Issuer means Granite Mortgages 04-2 plc.

Exchange Rate means:  For the Series 1 Notes:
                      GBP1.00: USD [o]
                      For the Series 2 Notes:
                      GBP1.00: EUR [o]

Fixed Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or periods or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (and shall, for the avoidance of doubt, exclude Variable Rate Mortgage Loans and Flexible Mortgage Loans save for Flexible Mortgage Loans which are, at the relevant time, subject to such fixed rates of interest or such maximum rates of interest arrangements and shall also exclude any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since the immediately preceding Payment Date).

Fixed Rate Ratio means, in respect of a Swap Determination Period, the Average Fixed Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Fixed Rate Spread means [o]% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Flexible Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio that typically incorporate features that give the borrower options (which may be subject to certain conditions) to, among other things, make further drawings on the mortgage loan account, and/or to overpay or underpay interest and principal in a given month and/or to take a payment holiday (and shall, for the avoidance of doubt, exclude: (i) Flexible Mortgage Loans which are, at the relevant time, subject to fixed rates of interest set by reference to a pre-determined interest rate or series of interest rates for a fixed period or are subject to a maximum rate of interest (and charge interest at the lesser of a variable rate and such maximum rate) for a fixed period or periods (which shall, for such fixed period, constitute Fixed Mortgage Loans); and (ii) Variable Rate Mortgage Loans).

Flexible Ratio means, in respect of a Swap Determination Period, the Average Flexible Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Flexible Spread means [o]% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Flexible Swap Rate means, in respect of a Swap Determination Period, a rate of interest equal to the Variable Rate Swap SVR for such Swap Determination Period minus the weighted average of the discounts charged to borrowers of Flexible Mortgage Loans as at the start of business on the first day of such Swap Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Flexible Mortgage Loans as at that date), as determined by the Cash Manager in accordance with the provisions of the Cash Management Agreement.

Funding means Granite Finance Funding Limited.

Interest Period means in relation to the Current Issuer Notes a period from (and including) a Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date.

Issuer Amount means, in respect of a Swap Determination Period, an amount in Sterling equal to the amount produced by applying the Blended Rate for the Swap Determination Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in such Swap Determination Period, divided by 365.

Monthly Calculation Date means the twentieth day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

Monthly Calculation Period means, in respect of any Swap Provider Amount and/or any Issuer Amount, the period from (and including) the Closing Date to (but excluding) the next following Monthly Calculation Date and thereafter from (and including) one Monthly Calculation Date to (but excluding) the next Monthly Calculation Date.

Mortgage Portfolio has the meaning given to such term in the Master Definitions Schedule.

Notes means the Current Issuer Notes.

Notional Amount means, in respect of any Swap Determination Period, an amount in Sterling equal to (a) the aggregate Principal Amount Outstanding of the Notes (converted to GBP at the applicable Exchange Rate in the case of Notes denominated in USD or in EUR) on the Payment Date occurring in the Swap Determination Period (or, if none, on the Payment Date immediately preceding such Swap Determination Period), or, in respect of the Swap Determination Periods ending in the first Interest Period, the aggregate Principal Amount Outstanding of the Notes on the Closing Date (converted into GBP at the applicable Exchange Rate in the case of Notes denominated in USD or EUR) minus
(b) the balance of the Principal Deficiency Ledger on such Payment Date as determined after taking account of any changes made on such date to the balance of the Principal Deficiency Ledger (converted to GDP at the applicable Exchange Rate in the case of the Principal Deficiency Ledger entries in USD or in EUR) minus (c) the aggregate outstanding principal balance on such Payment Date of any Fixed Rate Mortgage Loans which have become Re-Fixed Mortgage Loans since such Payment Date.

Payment Date means the twentieth day of March, June, September and December in each year or, if such day is not a Business Day, the next succeeding Business Day, beginning in June 2004.

Principal Deficiency Ledger means the Issuer Principal Deficiency Ledger of such name maintained for the Current Issuer by the Cash Manager pursuant to the Current Issuer Cash Management Agreement.

Reference Lenders means Abbey National plc, Alliance & Leicester plc, Woolwich plc, HBOS plc, Lloyds TSB Bank plc, National Westminster Bank Plc and Bradford and Bingley plc (or their respective successors) and such additional or replacement residential mortgage lenders as shall be determined by the Calculation Agent and Reference Lender means any one of them.

Swap Determination Date means the first Business Day of any calendar month.

Swap Determination Period means the period from (and including) the Closing Date to (but excluding) the first Swap Determination Date and thereafter from (and including) one Swap Determination Date to (but excluding) the next Swap Determination Date.

Swap Provider Amount means, in respect of a Swap Determination Period, an amount in Sterling which is equal to the amount produced by applying a rate equal to the Three Month LIBOR applicable to the Interest Period in which such Swap Determination Period ends plus the Blended Spread for the Swap Determination Period to the Notional Amount, such amount to be calculated by the Calculation Agent on the basis of the actual number of days in the Monthly Calculation Period in which such Swap Determination Period ends, divided by 365.

Three Month LIBOR means, in respect of an Interest Period, the London Interbank Offered Rate for three-month Sterling deposits for such Interest Period (as determined by the Agent Bank in accordance with Condition 4 of the Current Issuer Notes and notified to the parties on the Payment Date on which the relevant Interest Period began); provided however that for the first Interest Period such rate shall be interpolated as set forth in Condition 4.

Variable Rate Mortgage Loans means those Mortgage Loans within the Mortgage Portfolio from time to time which are subject to a rate of interest which at any time may be varied in accordance with the relevant Mortgage Conditions (and shall, for the avoidance of doubt, exclude Fixed Rate Mortgage Loans and Flexible Mortgage Loans).

Variable Rate Ratio means, in respect of a Swap Determination Period, the Average Variable Rate Mortgage Loan Balance divided by the Average Mortgage Loan Balance.

Variable Rate Spread means [o]% per annum or such other percentage amount as Party A may notify to Party B and the Note Trustee in writing from time to time in accordance with paragraph 6 of this Confirmation.

Variable Rate Swap SVR means, in respect of a Swap Determination Period, the rate equal to the average of the standard variable rates or their equivalent charged to existing borrowers on residential mortgage loans as published from time to time as at the start of business on the first day of such Swap Determination Period after excluding the highest and lowest rate, of the Reference Lenders, as determined by the Cash Manager in good faith and notified to the Calculation Agent from time to time in accordance with the Cash Management Agreement.

Weighted Average Fixed Rate means, in respect of a Swap Determination Period, the rate equal to the weighted average of the fixed rates of interest charged to borrowers of Fixed Rate Mortgage Loans as at the start of business on the first day of such Swap Determination Period (the weighted average being calculated by reference to the then outstanding current balances of such Fixed Rate Mortgage Loans as at that date) as notified by the Cash Manager to the Calculation Agent in accordance with the provisions of the Cash Management Agreement.

1. This Confirmation supplements, forms part of, and is subject to, the Agreement. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Confirmation relates are as follows:

     Party A:              Northern Rock plc

     Party B:              Granite Mortgages 04-2 plc

     Trade Date:           [o], 2004

     Effective Date:       [o], 2004

     Termination Date:     The earlier of (i) the Payment Date falling in [June
                           2044], and (ii) the date on which the outstanding principal balance of the Notes is reduced to zero.

     Business Day centers
     for all Payments:     London

     Calculation of
     Amounts: On the Swap Determination Date immediately preceding each Payment Date, the Calculation Agent shall calculate the Aggregate Swap Provider Amount for such Payment Date and the Aggregate Issuer Amount for such Payment Date, and forthwith notify Party A, Party B, the Cash Manager and the Current Issuer Cash Manager of the amounts so determined and of the net amount determined as set out below.

                           Notwithstanding any other provision of this Confirmation, if on any date (i) additional Mortgage Loans are added to the Mortgage Portfolio or (ii) Funding draws down a new intercompany loan (any such date, a "New Loan Date"), then the Calculation Agent may make any adjustments it deems appropriate to the Average Fixed Rate Mortgage Loan Balance, the Average Flexible Mortgage Loan Balance, the Average Variable Rate Mortgage Loan Balance and the Weighted Average Fixed Rate for the Swap Determination Period in which such New Loan Date occurs in order to reflect the addition of such Mortgage Loans.

     Payments:             If in relation to any Payment Date:

                           (i) the Aggregate Swap Provider Amount for such Payment Date exceeds the Aggregate Issuer Amount for such Payment Date, Party A shall pay the amount of such excess to Party B on such Payment Date;

                           (ii) the Aggregate Issuer Amount for such Payment Date exceeds the Aggregate Swap Provider Amount for such Payment Date, Party B shall pay the amount of such excess to Party A on such Payment Date;

                           (iii) the Aggregate Swap Provider Amount for such
                                 Payment Date is equal to the Aggregate Issuer Amount for such Payment Date, no amount shall be due and payable by either party hereunder in relation to such Payment Date.

     Calculation Agent:    Northern Rock plc acting in its capacity of
                           Administrator pursuant to the Administration
                           Agreement or of Cash Manager pursuant to the Cash
                           Management Agreement, as the case may be.

3. In relation to Part 5(f) of the Agreement, in the case of a redemption in full of the Notes pursuant to Condition 5(F) of the terms and conditions of the Notes, "Market Quotation" in respect of the Terminated Transactions shall be determined based on the anticipated rate of reduction in the Notional Amount had such redemption not occurred.

4.   Account Details:

     Payments to Party A:       Bank:               Northern Rock plc
                                Account Name:       Northern Rock Group
                                Treasury
                                Sort Code:          30-00-59
                                Reference:          Granite Mortgages 04-2 plc

     Payments to Party B:       Bank:               Citibank N.A.
                                Account Name:       Granite Mortgages 04-2 plc
                                Account Number:     [o]
                                Sort Code:          18-50-08
                                Reference:          Northern Rock plc

5.   Notice Details:

     Party A:                   Northern Rock plc

     Address:                   Northern Rock House
                                Gosforth
                                Newcastle upon Tyne
                                NE3 4PL

     Facsimile Number:          0191-279-4694

     Attention:                 Treasury Settlements Manager

     Party B:                   Granite Mortgages 04-2 plc

     Address:                   Fifth Floor
                                100 Wood Street
                                London
                                EC2V 7EX

     With a copy to:            Northern Rock plc
                                Northern Rock House
                                Gosforth
                                Newcastle upon Tyne
                                NE3 4PL

     Facsimile Number:          0191-279-4694

     Attention:                 Keith M. Currie

     With a copy to the
     Note Trustee:              The Bank of New York

     Address:                   One Canada Square
                                48th Floor
                                London
                                E14 5AL

     Facsimile Number:          0207 964 6262

     Attention:                 Global Structured Finance
                                (Corporate Trust)

6.   Miscellaneous

     Notwithstanding any other provision of this Confirmation, if on any date Funding draws down a new intercompany loan, then to reflect prevailing market conditions, provided the Rating Agencies have confirmed that the then current ratings by the Rating Agencies of the existing Notes of any Issuer, Party A may, by notice in writing to Party B and to the Note Trustee on such date, make any adjustments it deems appropriate to the Fixed Rate Spread, the Floating Rate Spread and the Variable Rate Spread (or any of them) for the Swap Determination Period in which such date occurs and for all Swap Determination Periods occurring after such date.

Yours faithfully,

NORTHERN ROCK PLC

By:





Name:

Title:







Confirmed as of the date first written:

GRANITE MORTGAGES 04-2 PLC

By:





Name:

Title:



THE BANK OF NEW YORK
   as Note Trustee

By:





Name:

Title: